Filed pursuant to Rule 497(e);

File Nos. 002-84012 and 811-03752

THE MANAGERS FUNDS

Managers Cadence Emerging Companies Fund

(Statement of Additional Information dated October 1, 2013)

Managers Special Equity Fund

Managers Bond Fund

Managers Global Income Opportunity Fund

(Statement of Additional Information dated April 1, 2013)

Supplement dated December 18, 2013 to the

Statements of Additional Information dated and supplemented as noted above.

The following information supplements and supersedes any information to the contrary relating to Managers Cadence Emerging Companies Fund, Managers Special Equity Fund, Managers Bond Fund and Managers Global Income Opportunity Fund (each, a “Fund” and collectively, the “Funds”), each a series of The Managers Funds (the “Trust”), contained in the Funds’ Statements of Additional Information dated and supplemented as noted above.

At a meeting of shareholders of the Funds held on July 2, 2013, as adjourned to August 20, 2013, September 27, 2013, and October 22, 2013, shareholders of the Trust voted to (1) re-elect all of the Trust’s current trustees and elect three new nominees to the board of trustees of the Trust (the “Board” or the “Trustees”) and (2) approve amended fundamental investment restrictions for certain of the Funds.

ST 268

The table in the “Trustees and Officers” section in the Statement of Additional Information for each Fund other than Managers Cadence Emerging Companies Fund is amended to add the following:

Independent Trustees.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Kurt Keilhacker DOB: 10/5/63	Trustee since 2013	Managing Member, TechFund Europe (2000-Present); Managing Member, TechFund Capital (1997-Present)	39	None	Significant board experience; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

Richard F. Powers III DOB: 2/2/46	Trustee since 2013	Adjunct Professor, Boston College (2011-Present)	39	Director of Ameriprise Financial Inc. (2005-2009)	Significant board experience; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex.

Victoria Sassine DOB: 8/11/65	Trustee since 2013	Lecturer, Babson College (2007 – Present)	39	None	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant.

*	The Fund Complex consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

In addition, in the “Fundamental Investment Restrictions” section of the Statement of Additional Information for Managers Bond Fund, the Fund’s fundamental investment restrictions, including any related explanatory notes, are deleted in their entirety and replaced with the following:

Managers Bond Fund:

(1) May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(2) May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(3) May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(4) May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(5) May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(6) May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

(7) May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

(8) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

Any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund.

Unless otherwise provided, for purposes of a determining whether the Fund’s investments are concentrated in a particular industry or group of industries, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

Finally, in the “Fundamental Investment Restrictions” section of the Statement of Additional Information for Managers Cadence Emerging Companies Fund, the following is added as the last paragraph of the section:

Unless otherwise provided, for purposes of a determining whether the Fund’s investments are concentrated in a particular industry or group of industries, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE